UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1.	Report to Stockholders.

TCW
Annual Report
TCW Strategic Income Fund, Inc.
DECEMBER 31
2013

The President’s Letter

Dear Valued Shareholder,

TCW is pleased to present you with the 2013 annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange. We are proud to share the performance results in the table below, and we would like to emphasize the Fund’s on-going strength in returns. For 2013, the Fund produced an 11.19% return on a net asset value (NAV) basis, and a 6.92% price-based return for the Fund’s shareholders. This has brought annualized price-based returns of over 13% for the trailing three-year period and over 25% for the trailing five-year period. This places the Fund ahead of 96% of its peer group, the Morningstar Multi-sector Closed-End Fund universe for 2013. The Fund’s custom benchmark return was 8.82% for the year ended December 31, 2013.

The share price discount to NAV began the year at 4.3% and subsequently widened to 8.3% at year end, thus reducing the relative returns of the TSI shares as compared with the underlying NAV return. Distributions of $0.098 per share were paid for each quarter of 2013. The Fund changed its managed distribution policy and implemented a net investment income-based distribution policy effective January 1, 2014. The previous policy provided quarterly dividends at an annualized rate equal to 7% of the Fund’s prior year-end NAV while the new policy has the stated goal of providing dependable, but not assured quarterly distributions out of the Fund’s accumulated net investment income and/or other sources. We believe this new dividend policy is in the best interests of the shareholders and the Fund.

Fund Performance

	Annualized Return as of 12/31/13
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06(2)	Since 3/5/87(3)
TSI Price Based Performance	6.92%	13.03%	25.62%	11.31%	13.11%	8.62%
TSI NAV Based Performance	11.19%	13.59%	22.72%	10.10%	11.90%	9.20%
TSI Custom Benchmark(1)	8.82%	7.87%	12.04%	6.75%	6.78%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income Index, 15% Merrill Lynch Convertible Index, 45% Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

After a relatively benign start to the year, 2013 met with increased volatility after the Federal Reserve signaled its intent to scale back the $85 billion-a-month bond buying program at the May Federal Open Market Committee (FOMC) meeting. This news slowed the run-up in equities and marked the start of a five-month stretch that took the 10-Year US Treasury yield from a low of 1.63% on May 2nd to just less than 3% on September 5th. In tandem with rate volatility, risk premiums increased as markets dramatically re-priced non-government fixed income sectors, despite the lack of fundamental changes. Credit spreads widened on liquidity concerns as redemptions picked up, with high yield and emerging markets funds suffering the largest outflows. Though expectations settled on the September FOMC meeting as the most likely date for some form of asset tapering to be announced, the Fed surprised markets with its decision to leave the current policy unchanged.

TSI Annual Letter (Continued)

With the Fed still buying Treasuries and agency mortgage-backed securities (MBS), and affirming its commitment to a zero interest-rate policy until at least 2015, volatility eased in September and into the fourth quarter. Against a backdrop of better-than-expected economic data and other indications of improving economic conditions, the FOMC finally declared its decision to begin reducing asset purchases, beginning in January 2014 with a $10 billion reduction split evenly between US Treasuries and agency MBS. Nevertheless, the FOMC maintained a “dovish” tone, imparted through a qualitative rather than a quantitative change to its forward rate guidance. New language stated that the Fed Funds rate would remain near zero “well past” the time when unemployment reached the 6.5% threshold, especially if inflation continued to run below the 2% long-run goal.

Spread tightening across the U.S. fixed income sectors in the fourth quarter was not enough to offset the overall higher US Treasury yields, resulting in mostly negative returns across the fixed income markets. Significant exceptions were high yield bonds, whose yields tightened as flows returned to the sector, and non-agency MBS which remained relatively isolated from volatility during the year and benefitted from ongoing improvements in the housing sector. On a duration-adjusted basis, all domestic fixed income sectors outperformed U.S. Treasuries, though Emerging Markets debt ended the year down approximately 6% as weak economic data, particularly in China, and concern surrounding Fed tapering drove significant outflows from the asset class. Despite ongoing uncertainty surrounding the timing and magnitude of the Fed’s tapering plans, the commitment to keeping low rates anchored for an extended period provided cover for equities to reach record highs for a 2013 return of over 32%. Our expectations for 2014 are for continued slow economic growth with periods of ongoing market volatility.

The table below presents TSI’s market value exposures at December 31, 2013, including futures contracts across a number of sectors:

Sector	Value	% of Value
Asset-backed Securities	$79,935,043	26.3%
Mortgage-backed Securities	155,391,072	51.2%
Bank Loans	1,706,288	0.6%
Corporate Bonds	34,638,801	11.4%
Municipal Bonds	5,422,414	1.8%
Convertible Preferred Stocks	1,632,235	0.5%
Common Stocks	3,810,053	1.2%
Closed-end Funds(1)	1,519,452	0.5%
Short Term Investments	1,205,845	0.4%

	285,261,203	93.9%
S&P Index Futures (Notional Value)	18,411,000	6.1%

Total Value	$303,672,203	100.0%

(1)	Have exposure to municipal bonds.

TSI is diversified across both equity and fixed income asset classes, with the continued emphasis on residential MBS representing half of the Fund’s overall exposure. Non-agency MBS, which are issued by private label (non-guaranteed) originators, comprise the majority of this position, while the remainder are Agency MBS, which carry the guarantee of FNMA, FHLMA, or GNMA. Non-agency MBS, the largest sector in the Fund, was also the primary driver of year-to-date returns as the asset class continued its strong performance in 2013. Agency MBS and commercial MBS performed in-line with the broad fixed income markets which were essentially flat for the year from an absolute return basis, though they outperformed US Treasuries on a duration-adjusted basis.

Other securitized exposure includes a 26% fund allocation to asset-backed securities (“ABS”) which modestly underperformed the overall fixed income market as spreads narrowed less than other credit sectors. The Fund favors non-traditional collateral types such as student loans which provide high quality cash flows, often with floating rates.

Corporate exposure favors financials and utilities which benefit from regulatory limits on leverage and maintain strong balance sheets compared with unregulated industrials. A modest allocation to high yield and bank loans is also maintained, with an eye toward issues that are higher in the capital structure and have shorter durations.

TSI’s equity exposure is currently implemented with long positions in S&P 500 index futures and finished the period at approximately 6.1% of the total market value of the portfolio. Management intends to gradually decrease this exposure should equity valuations rise further; alternatively, a meaningful correction in equity prices might lead to an increase in the equity allocation.

Modest leverage is currently utilized by TSI through a Line of Credit facility of which $4.4 million was drawn from an available line of $70 million as of December 31, 2013, at a current annual interest rate of 1.17%. The use of leverage has been accretive to returns in recent years owing to the general lowering of market rates. However, this may not always be a positive and management has reduced the use of leverage in the Fund over the course of the fiscal year. For example, should rates rise or credit or mortgage spreads widen, management’s expectation is that the NAV of the Fund could be adversely impacted.

Management is concerned that risk markets may be vulnerable to higher levels of volatility in 2014 and hence (1) leverage has been reduced, (2) use of credit and high yield has been tapered, and (3) equity exposures have been dollar cost averaged lower and at 6.1% represent a substantial underweight vis-à-vis the TSI custom benchmark’s 15% equity allocation.

We greatly appreciate your investment in the Fund and your continuing support of TCW. In the event that you have any additional questions or comments, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

David S. DeVito

President and Chief Executive Officer

TCW Strategic Income Fund, Inc.

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (28.8% of Net Assets)
$1,004,791	AABS, Ltd., (13-1-B), 6.875%, due 01/10/38 (1)	$1,019,854
799,955	Aircastle Pass-Through Trust, (07-1A-G1), (144A), 0.478%, due 06/14/37 (1)(2)	743,958
738,471	AMUR Finance I LLC, (2012-1-A), 14%, due 10/15/16	738,513
834,257	AMUR Finance I LLC, (2012-B), 11%, due 11/21/17	834,252
1,150,000	AMUR Finance I LLC, (2013-1), 10%, due 01/25/22	1,149,992
1,147,198	AMUR Finance I LLC, (2013-2), 10%, due 03/20/24	1,147,190
700,000	ARES XXVI CLO, Ltd., (13-26A-E), (144A), 5.244%, due 04/15/25 (1)(2)	657,855
625,000	Avalon IV Capital, Ltd., (12-1A-C), (144A), 3.844%, due 04/17/23 (1)(2)	626,165
250,000	Axis Equipment Finance Receivables LLC, (12-1I-D), 5.5%, due 11/20/15	246,264
275,000	Axis Equipment Finance Receivables LLC, (12-1I-E1), 6.25%, due 04/20/16	258,516
425,000	Axis Equipment Finance Receivables LLC, (12-1I-E2), 7%, due 03/20/17	378,274
1,379,302	Bayview Commercial Asset Trust, (03-2-A), (144A), 0.745%, due 12/25/33 (1)(2)	1,295,493
1,210,922	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.525%, due 04/25/34 (1)(2)	1,122,571
1,084,179	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.595%, due 08/25/34 (1)(2)	1,004,820
512,928	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.535%, due 01/25/35 (1)(2)	471,945
1,727,836	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.475%, due 08/25/35 (1)(2)	1,444,984
1,871,936	Bayview Commercial Asset Trust, (05-4A-A1), (144A), 0.465%, due 01/25/36 (1)(2)	1,603,231
1,484,025	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.395%, due 12/25/36 (1)(2)	1,267,073
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.615%, due 04/25/36 (1)(2)	835,561
1,059,709	Bayview Commercial Asset Trust, (07-2A-A1), (144A), 0.435%, due 07/25/37 (1)(2)	871,507
692,073	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.405%, due 07/25/37 (1)(2)	586,845
690,000	Bayview Commercial Asset Trust, (08-4-A3), (144A), 2.915%, due 07/25/38 (1)(2)	655,524
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.438%, due 02/25/35 (1)(3)	2,194,712
610,000	CIFC Funding, Ltd., (12-2A-A3L), (144A), 3.241%, due 12/05/24 (1)(2)	606,153
1,344,566	CIT Education Loan Trust, (07-1-A), (144A), 0.336%, due 03/25/42 (1)(2)	1,233,736
273,542	Cronos Containers Program, Ltd., (12-1A-A), (144A), 4.21%, due 05/18/27 (2)	275,024
350,000	Cronos Containers Program, Ltd., (12-2A-A), (144A), 3.81%, due 09/18/27 (2)	353,603
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 0.965%, due 04/26/32 (1)(2)	1,212,493
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.088%, due 10/25/35 (1)(2)	664,769
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.516%, due 03/25/36 (1)(2)	1,523,289
500,000	Galaxy CLO XIV, Ltd., (12-14A-SUBA), (144A), 0%, due 11/15/24 (2)(4)	430,000
2,985,103	GCO Education Loan Funding Trust, (06-2AR-A1RN), (144A), 0.816%, due 08/27/46 (1)(2)	2,821,580
655,952	GE Business Loan Trust, (03-2A-A), (144A), 0.537%, due 11/15/31 (1)(2)	628,139
238,528	GE Business Loan Trust, (03-2A-B), (144A), 1.167%, due 11/15/31 (1)(2)	204,483
394,193	GE Business Loan Trust, (04-1-A), (144A), 0.457%, due 05/15/32 (1)(2)	377,720
358,357	GE Business Loan Trust, (04-1-B), (144A), 0.867%, due 05/15/32 (1)(2)	334,170
464,827	GE Business Loan Trust, (04-2A-A), (144A), 0.387%, due 12/15/32 (1)(2)	440,295
834,071	GE Business Loan Trust, (05-1A-A3), (144A), 0.417%, due 06/15/33 (1)(2)	782,274
540,537	GE Business Loan Trust, (05-1A-C), (144A), 0.867%, due 06/15/33 (1)(2)	448,740
754,741	GE Business Loan Trust, (05-2A-A), (144A), 0.407%, due 11/15/33 (1)(2)	697,605
513,643	GE Business Loan Trust, (05-2A-B), (144A), 0.667%, due 11/15/33 (1)(2)	453,030
464,777	Goal Capital Funding Trust, (06-1-B), 0.688%, due 08/25/42 (1)	403,428
630,000	Halcyon Loan Advisors Funding, Ltd., (12-2A-C), (144A), 3.095%, due 12/20/24 (1)(2)	627,977
1,130,000	321 Henderson Receivables LLC, (13-3A-B), (144A), 5.54%, due 01/15/75 (2)	1,103,352
610,000	Hewett’s Island CLO, Ltd., (06-5A-D), (144A), 1.691%, due 12/05/18 (1)(2)	581,533

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2013

Principal Amount	Fixed Income Securities	Value
$461,788	Highland Loan Funding V, Ltd., (1A-A2A), (144A), 0.922%, due 08/01/14 (1)(2)	$460,689
450,000	ING Investment Management Co., (13-3A-B), (144A), 2.936%, due 01/18/26 (1)(2)	441,256
1,016,600	KKR Financial CLO, Ltd., (05-1A-B), (144A), 0.688%, due 04/26/17 (1)(2)	993,373
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21 (2)	503,138
620,000	Lightpoint CLO, Ltd., (05-3X-C), (Reg. S), 2.143%, due 09/15/17 (1)(5)	610,184
1,109,092	MAPS CLO Fund II, Ltd., (07-2A-A1), (144A), 0.482%, due 07/20/22 (1)(2)	1,074,306
600,000	MSIM Peconic Bay, Ltd., (07-1A-C), (144A), 2.242%, due 07/20/19 (1)(2)	598,741
2,100,000	National Collegiate Master Student Loan Trust I, (02-2-AR10), (144A), 3.667%, due 11/01/42 (1)(2)	2,098,698
1,093,325	National Collegiate Student Loan Trust, (06-3-A3), 0.315%, due 10/25/27 (1)	1,045,116
1,600,000	National Collegiate Student Loan Trust, (06-3-A4), 0.435%, due 03/26/29 (1)	1,323,219
3,400,000	National Collegiate Student Loan Trust, (07-1-A3), 0.405%, due 07/25/30 (1)	2,862,187
1,700,000	National Collegiate Student Loan Trust, (07-3-A2A3), 3.667%, due 12/26/25 (1)	1,665,465
1,350,000	National Collegiate Student Loan Trust, (07-4-A2A3), 3.667%, due 12/26/25 (1)	1,359,693
828,942	Navigator CDO, Ltd., (05-1X-C1), (Reg. S), 2.042%, due 10/21/17 (1)(5)	829,014
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.138%, due 10/25/41 (1)(3)	2,150,962
1,091,451	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48 (2)	1,135,983
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.267%, due 03/28/46 (1)(2)	1,004,537
653,389	SLC Student Loan Trust, (04-1-B), 0.531%, due 08/15/31 (1)	579,207
532,858	SLC Student Loan Trust, (05-2-B), 0.523%, due 03/15/40 (1)	464,198
753,994	SLC Student Loan Trust, (06-1-B), 0.453%, due 03/15/39 (1)	648,177
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.343%, due 09/15/26 (1)(3)	971,731
2,600,000	SLM Private Credit Student Loan Trust, (04-A-A3), 0.643%, due 06/15/33 (1)(3)	2,361,497
2,500,000	SLM Private Credit Student Loan Trust, (04-B-A3), 0.573%, due 03/15/24 (1)(3)	2,258,194
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 0.993%, due 12/15/25 (1)(2)	2,277,760
661,925	SLM Student Loan Trust, (04-2-B), 0.708%, due 07/25/39 (1)	599,137
685,759	SLM Student Loan Trust, (05-4-B), 0.418%, due 07/25/40 (1)	595,371
742,480	SLM Student Loan Trust, (05-9-B), 0.538%, due 01/25/41 (1)	640,120
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.408%, due 01/25/41 (1)(3)	1,223,892
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.398%, due 01/25/41 (1)	1,224,397
225,000	SLM Student Loan Trust, (07-6-B), 1.088%, due 04/27/43 (1)	196,073
150,000	SLM Student Loan Trust, (07-7-B), 0.988%, due 10/25/28 (1)	130,914
140,000	SLM Student Loan Trust, (07-8-B), 1.238%, due 04/27/43 (1)	125,063
225,000	SLM Student Loan Trust, (08-2-B), 1.438%, due 01/25/29 (1)	196,980
225,000	SLM Student Loan Trust, (08-3-B), 1.438%, due 04/25/29 (1)	201,962
225,000	SLM Student Loan Trust, (08-4-B), 2.088%, due 04/25/29 (1)	218,099
225,000	SLM Student Loan Trust, (08-5-B), 2.088%, due 07/25/29 (1)	222,824
225,000	SLM Student Loan Trust, (08-6-B), 2.088%, due 07/25/29 (1)	215,300
225,000	SLM Student Loan Trust, (08-7-B), 2.088%, due 07/25/29 (1)	222,457
225,000	SLM Student Loan Trust, (08-8-B), 2.488%, due 10/25/29 (1)	226,950
225,000	SLM Student Loan Trust, (08-9-B), 2.488%, due 10/25/29 (1)	228,376
675,000	Sound Point CLO, Ltd., (12-1A-C), (144A), 3.542%, due 10/20/23 (1)(2)	682,917
920,000	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46 (2)	1,081,797

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$500,000	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36 (2)	$595,798
1,500,000	Student Loan Consolidation Center, (02-2-B2), (144A), 1.63%, due 07/01/42 (1)(2)	1,142,154
700,000	Symphony CLO, Ltd., (12-9A-C), (144A), 3.496%, due 04/16/22 (1)(2)	700,617
326,667	TAL Advantage I LLC, (06-1A-NOTE), (144A), 0.375%, due 04/20/21 (1)(2)	322,558
177,083	TAL Advantage I LLC, (11-1A-A), (144A), 4.6%, due 01/20/26 (2)	178,238
212,500	Textainer Marine Containers, Ltd., (05-1A-A), (144A), 0.42%, due 05/15/20 (1)(2)	210,657
627,133	Trinity Rail Leasing LP, (06-1A-A1), (144A), 5.9%, due 05/14/36 (2)	687,607
149,479	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.3%, due 02/26/19 (1)(2)	148,254
646,830	Vermont Student Assistance Corp., (12-1-A), 0.864%, due 07/28/34 (1)(3)	640,714

	Total Asset-Backed Securities (Cost: $77,001,047)	79,935,043

	Collateralized Mortgage Obligations (56.0%)
	Commercial Mortgage-Backed Securities—Non-Agency (0.7%)
1,972,403	DBRR Trust, (11-LC2-AC4), (144A), 4.537%, due 07/12/44 (1)(2)	2,063,358

	Residential Mortgage-Backed Securities—Agency (3.1%)
369,057	Federal Home Loan Mortgage Corp., (1673-SD), 13.487%, due 02/15/24(I/F)(PAC)(1)(3)	461,299
796,901	Federal Home Loan Mortgage Corp., (1760-ZD), 2.24%, due 02/15/24 (1)(3)	807,507
235,424	Federal Home Loan Mortgage Corp., (2990-JK), 21.338%, due 03/15/35(I/F)(1)(3)	328,520
6,482,697	Federal Home Loan Mortgage Corp., (3122-SG), 5.463%, due 03/15/36(I/O) (I/F) (TAC) (PAC) (1)(3)	972,537
2,527,666	Federal Home Loan Mortgage Corp., (3239-SI), 6.483%, due 11/15/36(I/O) (PAC) (1)(3)	398,160
1,468,032	Federal Home Loan Mortgage Corp., (3323-SA), 5.943%, due 05/15/37(I/O) (I/F) (1)(3)	160,523
1,101,185	Federal Home Loan Mortgage Corp., (3459-JS), 6.083%, due 06/15/38(I/O) (I/F) (1)(3)	126,633
4,733,591	Federal Home Loan Mortgage Corp., (4030-HS), 6.443%, due 04/15/42(I/O) (1)(3)	740,978
7,214,662	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F) (1)(3)	216,158
948,643	Federal National Mortgage Association, (07-42-SE), 5.945%, due 05/25/37(I/O) (I/F) (1)(3)	124,223
6,744,588	Federal National Mortgage Association, (07-48-SD), 5.935%, due 05/25/37(I/O) (I/F) (1)(3)	917,910
1,478,584	Federal National Mortgage Association, (09-69-CS), 6.585%, due 09/25/39(I/O) (I/F) (1)(3)	217,967
6,713,766	Government National Mortgage Association, (06-35-SA), 6.433%, due 07/20/36(I/O) (I/F) (1)(3)	1,078,510
12,086,729	Government National Mortgage Association, (06-61-SA), 4.583%, due 11/20/36(I/O) (I/F) (TAC) (1)(3)	1,153,950
7,361,581	Government National Mortgage Association, (08-58-TS), 6.233%, due 05/20/38(I/O) (I/F) (TAC) (1)(3)	894,793

	Total Residential Mortgage-Backed Securities—Agency	8,599,668

	Residential Mortgage-Backed Securities—Non-Agency (52.2%)
2,065,379	ACE Securities Corp., (06-ASP3-A2C), 0.315%, due 06/25/36 (1)	1,559,768
2,003,038	ACE Securities Corp., (07-ASP1-A2C), 0.425%, due 03/25/37 (1)	1,132,465
2,000,112	Adjustable Rate Mortgage Trust, (05-4-6A22), 2.758%, due 08/25/35 (1)	800,209
1,126,341	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.056%, due 03/25/36 (1)(6)	776,416
2,153,965	Asset-Backed Funding Certificates, (05-HE2-M2), 0.915%, due 06/25/35 (1)	2,102,614
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.435%, due 03/25/36 (1)	1,856,175
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.305%, due 12/25/36 (1)	2,266,489
1,543,783	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	1,531,861

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2013

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,060,665	Banc of America Funding Trust, (06-3-4A14), 5.5%, due 03/25/36	$1,012,740
977,019	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37 (2)	1,019,772
1,263,459	BCAP LLC Trust, (10-RR11-3A2), (144A), 2.9%, due 06/27/36 (1)(2)	1,271,160
1,198,130	BCAP LLC Trust, (11-RR3-1A5), (144A), 2.846%, due 05/27/37 (1)(2)	1,196,595
1,767,960	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,716,251
872,562	BCAP LLC Trust, (11-RR4-1A3), (144A), 2.815%, due 03/26/36 (1)(2)	850,256
1,006,134	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.539%, due 03/26/37 (1)(2)	997,938
642,109	BCAP LLC Trust, (11-RR5-2A3), (144A), 2.835%, due 06/26/37 (1)(2)	640,440
1,543,754	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 5.108%, due 06/25/47 (1)(6)	1,397,230
1,090,026	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35 (1)	1,130,284
922,287	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.395%, due 04/25/36 (1)(6)	669,844
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.28%, due 01/25/35	483,222
3,100,000	Centex Home Equity Loan Trust, (06-A-AV4), 0.415%, due 06/25/36 (1)	2,743,360
3,235,366	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.569%, due 10/25/35 (1)	2,707,642
2,291,469	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (6)	1,985,154
1,326,763	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (6)	1,095,746
541,284	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	578,794
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,210,046
1,519,087	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.065%, due 10/25/47 (1)	1,298,401
2,009,355	Countrywide Home Loans, (04-HYB4-B1), 2.524%, due 09/20/34 (1)	162,026
72,828,197	Countrywide Home Loans, (06-14-X), 0.293%, due 09/25/36(I/O) (1)(3)(7)	760,254
2,644,580	Countrywide Home Loans, (06-HYB2-1A1), 2.841%, due 04/20/36 (1)(6)	1,843,701
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.905%, due 06/25/34 (1)	635,611
2,237,817	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36 (6)	1,761,652
1,473,722	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (6)	1,114,408
1,159,980	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	1,129,461
2,006,300	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.689%, due 01/25/36	1,472,817
3,281,492	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 3.943%, due 12/25/36	2,158,359
1,250,693	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 4.981%, due 02/25/37	915,092
1,926,616	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 4.382%, due 03/25/37	1,129,824
4,073,756	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36 (1)(6)	3,191,581
1,634,933	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.355%, due 02/25/37 (1)(6)	1,137,217
422,373	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36 (1)	357,812

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,810,590	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.325%, due 10/25/36 (1)	$1,359,069
2,234,921	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.375%, due 12/25/37 (1)	1,350,120
1,735,785	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)(2)	1,907,486
737,727	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38 (1)(2)	803,962
702,321	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	784,857
987,742	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26 (1)	1,068,288
696,648	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	752,537
288,805	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28 (1)	314,348
674,510	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30 (1)	720,918
766,516	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	794,962
655,469	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30 (1)	687,467
694,064	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30 (1)	742,189
578,348	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29 (1)	597,871
241,303	Greenpoint Mortgage Funding Trust, (05-HE4-1A1), 0.605%, due 07/25/30 (1)	239,631
2,354,599	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,547,838
1,627,583	GSAMP Trust, (06-FM3-A2C), 0.365%, due 11/25/36 (1)	883,877
1,074,547	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.345%, due 05/25/36 (1)(6)	772,560
984,140	GSR Mortgage Loan Trust, (05-AR3-6A1), 2.87%, due 05/25/35 (1)	917,435
1,030,944	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	1,001,904
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.455%, due 01/25/36 (1)	942,998
1,620,238	Indymac Index Mortgage Loan Trust, (05-AR19-A1), 4.83%, due 10/25/35 (1)(6)	1,437,166
3,490,088	Indymac Index Mortgage Loan Trust, (06-AR13-A4X), 4.173%, due 07/25/36(I/O) (1)(7)	135,673
2,283,863	Indymac Index Mortgage Loan Trust, (07-AR5-2A1), 2.737%, due 05/25/37 (1)(6)	1,655,684
2,051,841	Indymac Index Mortgage Loan Trust, (07-FLX2-A1C), 0.355%, due 04/25/37 (1)	1,425,242
453,170	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29 (1)	451,894
1,077,707	JPMorgan Alternative Loan Trust, (06-A2-5A1), 5.217%, due 05/25/36 (1)(6)	836,583
538,005	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37 (6)	448,829
581,263	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40 (1)	627,956
2,067,575	Lehman XS Trust, (06-10N-1A3A), 0.375%, due 07/25/46 (1)(6)	1,623,292
3,049,800	Lehman XS Trust, (06-12N-A31A), 0.365%, due 08/25/46 (1)(6)	2,142,707
1,700,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.065%, due 10/25/34 (1)(3)	1,609,948
1,959,068	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (6)	1,503,818
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.445%, due 05/25/37 (1)	1,244,174
1,229,542	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.295%, due 06/25/37 (1)	858,527
2,450,000	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.345%, due 06/25/37 (1)	1,497,180
1,044,030	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.544%, due 08/25/36 (1)(6)	926,528
647,137	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	782,438
647,137	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	708,178
301,008	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	327,940
472,170	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	511,176
1,317,743	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.365%, due 06/25/33 (1)	1,279,171
211,020	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M2), 0.685%, due 07/25/35 (1)	205,918

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2013

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,500,000	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 0.695%, due 07/25/35 (1)	$1,392,485
1,675,200	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.445%, due 11/25/37 (1)(6)	1,237,668
1,588,000	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.445%, due 02/25/36 (1)	1,395,465
1,302,721	MortgageIT Trust, (05-5-A1), 0.425%, due 12/25/35 (1)	1,207,278
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.415%, due 04/25/37 (1)	2,150,130
1,280,000	New Century Home Equity Loan Trust, (05-3-M1), 0.645%, due 07/25/35 (1)	1,273,678
2,354,325	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.385%, due 02/25/36 (1)(6)	1,696,757
2,744,868	Novastar Home Equity Loan, (06-2-A2C), 0.315%, due 06/25/36 (1)	1,561,388
513,470	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22 (1)	453,557
839,643	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31 (1)	792,539
660,386	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (1)	669,389
949,309	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28 (1)	1,040,758
360,152	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	370,104
690,041	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	741,353
776,280	Origen Manufactured Housing Contract Trust, (04-A-M2), 6.64%, due 01/15/35 (1)	856,695
642,673	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36 (1)	677,508
1,810,000	Park Place Securities, Inc., (05-WCW1-M1), 0.615%, due 09/25/35 (1)	1,714,780
926,451	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.776%, due 07/25/35 (1)	949,535
2,224,212	Residential Accredit Loans, Inc., (05-QA7-A1), 3.146%, due 07/25/35 (1)(6)	1,696,936
1,572,055	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.309%, due 07/25/35 (1)(6)	1,308,884
1,171,802	Residential Accredit Loans, Inc., (06-Q07-2A1), 0.993%, due 09/25/46 (1)(6)	798,956
1,317,061	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC) (6)	1,158,302
30,488,599	Residential Accredit Loans, Inc., (06-QS11-AV), 0.332%, due 08/25/36(I/O) (1)(7)	420,362
14,861,966	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.738%, due 06/25/36(I/O) (1)(7)	473,978
2,892,237	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (6)	2,201,733
33,212,932	Residential Accredit Loans, Inc., (07-QS2-AV), 0.317%, due 01/25/37(I/O) (1)(7)	433,329
33,823,957	Residential Accredit Loans, Inc., (07-QS3-AV), 0.325%, due 02/25/37(I/O) (1)(7)	498,886
820,455	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC) (6)	636,930
5,551,198	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O) (7)	1,259,811
95,984,543	Residential Funding Mortgage Securities, (06-S9-AV), 0.308%, due 09/25/36(I/O) (1)(7)	991,184
369,443	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	378,123
2,653,154	Securitized Asset-Backed Receivables LLC Trust, (07-BR4-A2C), 0.455%, due 05/25/37 (1)	1,656,044
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.385%, due 01/25/37 (1)	2,800,872
1,239,718	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.428%, due 10/25/35 (1)(6)	875,571
983,388	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47 (1)(6)	720,860
1,254,534	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.628%, due 08/25/47 (1)	1,093,483
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.595%, due 11/25/35 (1)	922,237
266,312	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29 (1)	263,783
548,024	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27 (1)	574,828
433,535	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32 (1)	482,054
703,365	Vanderbilt Mortgage Finance, (01-A-M1), 7.74%, due 04/07/31 (1)	712,277
395,284	Vanderbilt Mortgage Finance, (01-C-M1), 6.76%, due 01/07/32	399,961

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32 (3)	$954,446
3,275,940	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.315%, due 01/25/37 (1)	1,820,703
1,500,000	Wells Fargo Home Equity Trust, (06-2-A4), 0.415%, due 07/25/36 (1)	1,412,684
1,383,692	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 2.612%, due 07/25/36 (1 (6)	1,329,448
1,173,122	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.646%, due 04/25/37 (1)(6)	1,123,287
888,487	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	916,001

	Total Residential Mortgage-Backed Securities—Non-Agency	144,728,046

	Total Collateralized Mortgage Obligations (Cost: $136,943,482)	155,391,072

	Bank Loans (0.6%)
	Electric (0.3%)
1,220,280	Mach Gen, LLC, Second Lien Term Loan, 56.022%, due 02/20/15 (8)	750,472

	Telecommunications (0.3%)
946,938	Intelsat Jackson Holdings, Ltd. (Luxembourg), Term Loan, 4.708%, due 06/30/19 (8)	955,816

	Total Bank Loans (Cost: $2,096,200)	1,706,288

	Corporate Bonds (12.5%)
	Airlines (2.1%)
1,760,800	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,997,408
539,035	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	607,762
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.691%, due 05/15/18(EETC) (1)	926,875
754,743	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	828,331
1,494,144	US Airways Group, Inc. Pass-Through Trust, (12-2B), 6.75%, due 12/03/22(EETC)	1,598,734

	Total Airlines	5,959,110

	Banks (2.7%)
1,400,000	Chase Capital III, 0.789%, due 03/01/27 (1)	1,155,000
2,000,000	Citigroup, Inc., 0.788%, due 08/25/36 (1)	1,562,329
1,000,000	HBOS PLC (United Kingdom), (144A), 6%, due 11/01/33 (2)	1,005,000
900,000	JPMorgan Chase Capital XXI, 1.192%, due 01/15/87 (1)	675,000
1,000,000	JPMorgan Chase Capital XXIII, 1.241%, due 05/15/77 (1)	746,754
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (2)	746,167
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (2)	1,005,654
520,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	536,120

	Total Banks	7,432,024

	Coal (0.2%)
675,000	Arch Coal, Inc., 7%, due 06/15/19	540,000

	Commercial Services (0.1%)
275,000	Autopistas Metropolitanas de Puerto Rico LLC, (144A), 6.75%, due 06/30/35 (2)	256,379

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2013

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)
	Diversified Financial Services (0.6%)
$2,000,000	General Electric Capital Corp., 0.721%, due 08/15/36 (1)	$1,652,539

	Electric (1.5%)
478,000	AES Corp., 7.75%, due 10/15/15	530,580
1,250,000	Astoria Depositor Corp., (144A), 8.144%, due 05/01/21 (2)	1,225,000
2,250,000	Gabs Dynegy Danskamm, Series B, 7.67%, due 08/11/16 (9)	—
1,000,000	GenOn Americas Generation LLC, 9.125%, due 05/01/31	1,022,500
1,169,153	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	1,306,529

	Total Electric	4,084,609

	Engineering & Construction (0.5%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23 (2)	735,753
750,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 5.125%, due 02/22/21 (2)	793,269

	Total Engineering & Construction	1,529,022

	Gas (1.1%)
1,190,000	Sabine Pass LNG, LP, 7.5%, due 11/30/16	1,350,650
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (2)	1,657,500

	Total Gas	3,008,150

	Healthcare-Services (0.2%)
540,000	CHS/Community Health Systems, Inc., 8%, due 11/15/19	588,600

	Insurance (0.3%)
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	768,625

	Iron & Steel (0.3%)
800,000	ArcelorMittal (Luxembourg), 6.75%, due 02/25/22	878,000

	Oil & Gas (0.2%)
500,000	Pacific Drilling V, Ltd., (144A), 7.25%, due 12/01/17 (2)	542,500

	Pipelines (0.7%)
2,066,000	Energy Transfer Partners LP, 3.259%, due 11/01/66 (1)	1,890,390

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,487,982

	REIT (1.2%)
1,000,000	HCP, Inc., 2.625%, due 02/01/20	954,587
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	759,173
500,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	561,117
950,000	SL Green Realty Corp., 5%, due 08/15/18	1,005,514

	Total REIT	3,280,391

	Trucking & Leasing (0.3%)
712,000	AWAS Aviation Capital, Ltd. (Ireland), (144A), 7%, due 10/17/16 (2)	740,480

	Total Corporate Bonds (Cost: $32,664,163)	34,638,801

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Municipal Bonds (2.0%)
$800,000	Arizona Health Facilities Authority, Revenue Bond, 0.976%, due 01/01/37 (1)	$612,576
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,157,020
750,000	City of Chicago, Illinois, General Obligation Unlimited, 6.05%, due 01/01/29	743,010
1,200,000	Illinois State, Build America Bonds, 6.63%, due 02/01/35	1,251,192
765,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	796,312
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	862,304

	Total Municipal Bonds (Cost: $5,509,914)	5,422,414

	Total Fixed Income Securities (Cost: $ 254,214,806) (99.9%)	277,093,618

Number of Shares	Convertible Preferred Stock
	Electric (0.3%)
16,500	AES Corp., $3.375	832,735

	Oil & Gas (0.3%)
8,200	Chesapeake Energy Corp., $5.00	799,500

	Total Convertible Preferred Stock (Cost: $1,473,300) (0.6%)	1,632,235

	Common Stock
	Electric (0.4%)
52,104	Dynegy, Inc. (10)	1,121,278

	REIT (1.0%)
139,387	American Capital Agency Corp.	2,688,775

	Total Common Stock (Cost: $ 4,802,514) (1.4%)	3,810,053

	Closed-end Funds
63,158	BlackRock Build America Bond Fund	1,209,476
16,810	Nuveen Build American Bond Fund	309,976

	Total Closed-end Funds (Cost: $ 1,497,655) (0.6%)	1,519,452

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $100,987) (0.0%)
$100,987	State Street Bank & Trust Company, 0.00%, due 01/02/14 (collateralized by $115,000 Federal National Mortgage Association, 2.11%, due 11/07/22, valued at $104,124) (Total Amount to be Recieved Upon Repurchase $100,987)	$100,987

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2013

Principal Amount	Short-Term Investments	Value
	U.S. Treasury Securities (0.4%)
$1,024,000	U.S. Treasury Bill, 0.059%, due 03/20/14 (11)	$1,023,868
81,000	U.S. Treasury Bill, 0.06%, due 03/20/14 (11)	80,990

	Total U.S. Treasury Securities (Cost: $1,104,841)	1,104,858

	Total Short-Term Investments (cost $1,205,828) (0.4%)	1,205,845

	TOTAL INVESTMENTS (Cost $263,194,103) (102.9%)	285,261,203
	LIABILITIES IN EXCESS OF OTHER ASSETS (-2.9%)	(7,924,416)

	NET ASSETS (100.0%)	$277,336,787

Futures Contracts – Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
BUY
40	S&P 500 Index Futures	03/20/14	$18,411,000	$665,395

Notes to Schedule of Investments:

(1)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2013.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $68,480,166 or 24.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	All or a portion of this security is segregated to cover open futures contracts.
(4)	As of December 31, 2013, security is not accruing interest.
(5)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At December 31, 2013, the value of these securities amounted to $1,439,198 or 0.5% of net assets.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Illiquid security.
(8)	Rate stated is the effective yield.
(9)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest by the issuer. Income is not being accrued.
(10)	Non-income producing security.
(11)	Rate shown represents yield-to-maturity.
ABS -	Asset-Backed Securities.
CDO -	Collateralized Debt Obligation.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry	December 31, 2013

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities - Non-Agency	52.2%
Asset-Backed Securities	28.8
Residential Mortgage-Backed Securities - Agency	3.1
Banks	2.7
Electric	2.5
REIT	2.2
Airlines	2.1
Municipal Bonds	2.0
Gas	1.1
Commercial Mortgage-Backed Securities - Non-Agency	0.7
Pipelines	0.7
Closed-end Funds	0.6
Diversified Financial Services	0.6
Engineering & Construction	0.5
Oil & Gas	0.5
Real Estate	0.5
Insurance	0.3
Iron & Steel	0.3
Telecommunications	0.3
Trucking & Leasing	0.3
Coal	0.2
Healthcare-Services	0.2
Commercial Services	0.1
Short-Term Investments	0.4

Total	102.9%

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2013

ASSETS:
Investments, at Value (Cost: $263,194,103)	$285,261,203
Cash	140,008
Receivable for Securities Sold	43,941
Interest and Dividends Receivable	1,327,224
Receivable for Variation Margin on Open Financial Futures Contracts	64,000
Other Assets	5,551

Total Assets	286,841,927

LIABILITIES:
Distributions Payable	4,673,322
Payables for Borrowings	4,399,000
Accrued Other Expenses	196,800
Accrued Investment Advisory Fees	142,872
Interest Payable on Borrowings	51,990
Accrued Directors’ Fees and Expenses	36,108
Accrued Compliance Expense	5,048

Total Liabilities	9,505,140

NET ASSETS	$277,336,787

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,513
Accumulated Net Realized Loss on Investments and Futures Contracts	(13,119,319)
Distributions in Excess of Net Investment Income	(1,716,772)
Net Unrealized Appreciation on Investments and Futures Contracts	22,732,495

NET ASSETS	$277,336,787

NET ASSET VALUE PER SHARE	$5.82

MARKET PRICE PER SHARE	$5.34

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2013

INVESTMENT INCOME:
Income
Interest	$17,059,947
Dividends	348,569

Total Investment Income	17,408,516

Expenses
Investment Advisory Fees	1,741,928
Interest Expense	316,295
Audit and Tax Service Fees	139,064
Directors’ Fees and Expenses	114,485
Legal Fees	86,292
Proxy Expense	77,297
Accounting Fees	73,105
Custodian Fees	61,066
Transfer Agent Fees	49,742
Printing and Distribution Costs	45,773
Listing Fees	44,307
Compliance Expense	31,060
Miscellaneous Expense	22,851
Administration Fees	15,448
Insurance Expense	12,378

Total Expenses	2,831,091

Net Investment Income	14,577,425

NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS AND FUTURES CONTRACTS:
Net Realized Gain on:
Investments	11,623,721
Futures Contracts	6,047,041
Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,015,593)
Futures Contracts	737,140

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	14,392,309

INCREASE IN NET ASSETS FROM OPERATIONS	$28,969,734

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
OPERATIONS:
Net Investment Income	$14,577,425	$20,473,531
Net Realized Gain on Investments, Futures Contracts and Swap Agreements	17,670,762	20,791,796
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Agreements	(3,278,453)	16,126,895

Increase in Net Assets Resulting from Operations	28,969,734	57,392,222

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(18,690,880)	(26,004,198)

CAPITAL SHARE TRANSACTIONS:
Shares Issued in Reinvestment of Dividends (45,047 for the year ended December 31, 2013 and 31,931 for the year ended December 31, 2012)	259,919	182,967

Total Increase in Net Assets	10,538,773	31,570,991

NET ASSETS:
Beginning of Year	266,798,014	235,227,023

End of Year	$277,336,787	$266,798,014

Distributions in Excess of Net Investment Income	$(1,716,772)	$(1,577,328)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Cash Flows	Year Ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Increase in Net Assets From Operations	$28,969,734
Adjustments to Reconcile Increase in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:
Investments Purchased	(103,671,668)
Proceeds from Investments Sold	113,757,658
Short-Term Investments, Net	217,606
Net Realized and Unrealized (Gain)/Loss on Investments	(7,608,128)
Net Amortization/Accretion of Premium/(Discount)	(359,323)
Changes in Assets and Liabilities:
Decrease in Interest and Dividends Receivable	299,725
Decrease in Variation Margin on Futures	622,813
Increase in Other Assets	(5,551)
Decrease in Accrued Other Expenses	(33,265)
Increase in Accrued Investment Advisory Fees	1,556
Increase in Interest Payable on Borrowings	33,851
Increase in Accrued Directors’ Fees and Expenses	1,848
Increase in Accrued Compliance Expense	2,198

Net Cash Provided by Operating Activities	32,229,054

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash Distributions Paid	(27,407,046)
Decrease in Borrowings	(4,682,000)

Net Cash Used in Financing Activities	(32,089,046)

Net Change in Cash	140,008
Cash at Beginning of Year	—

Cash at End of the Year	$140,008

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Reinvestment of Dividends	$259,919

Interest Paid During the Year	$282,444

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements	December 31, 2013

Note 1 — Significant Accounting Policies

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended, and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940.

Security Valuation:    Securities and derivative contracts traded on national exchanges, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities which are traded on the over-the-counter (“OTC”) market are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, after which they are valued at amortized cost using their value as of the 61st day prior to maturity. Futures contracts are valued at the official settlement price of the exchange where it is traded. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options and futures. Over-the counter options are valued using dealer quotations. Securities for which market quotations are not readily available, including circumstances under which market quotations are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principals generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:     A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities and Closed-end funds.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy. If a discount is

TCW Strategic Income Fund, Inc.

December 31, 2013

applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Futures contracts.    Futures contracts are generally valued at the settlement prices established at the close of business each day by the exchange on which they are traded. The value of futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized in Level 1.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise the fair values are categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

U.S. Government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$76,065,096	$3,869,947	$79,935,043
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities - Non- Agency	—	2,063,358	—	2,063,358
Residential Mortgage-Backed Securities - Agency	—	8,599,668	—	8,599,668
Residential Mortgage-Backed Securities - Non-Agency	—	139,754,569	4,973,477	144,728,046

Total Collateralized Mortgage Obligations	—	150,417,595	4,973,477	155,391,072

Bank Loans *	—	1,706,288	—	1,706,288
Corporate Bonds *	—	34,638,801	0	34,638,801
Municipal Bonds	—	5,422,414	—	5,422,414

Total Fixed Income Securities	—	268,250,194	8,843,424	277,093,618

Convertible Preferred Stock*	1,632,235	—	—	1,632,235
Common Stock*	3,810,053	—	—	3,810,053
Closed-end Funds	1,519,452	—	—	1,519,452

Short-Term Investments	1,104,858	100,987	—	1,205,845

Total Investments	8,066,598	268,351,181	8,843,424	285,261,203

Asset Derivatives
Futures Contracts
Equity Risk	$665,395	$—	$—	$665,395

*	See Schedule of Investments for corresponding industries.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2013.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of 12/31/12	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 12/31/13	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/13
Asset-Backed Securities	$437,143	$—	$—	$(224)	$4,650,000	$(3,206,547)	$1,989,575	**	$—	$3,869,947	$(224)
Residential Mortgage-Backed Securities - Non-Agency	11,546,414	—	1,583,957	(2,245,598)	—	(5,911,296)	—		—	$4,973,477	254,345
Corporate Bonds	—	—	—	(28,657)	116,444	(144,037)	56,250	**	—	0	(116,444)

Total	$11,983,557	$—	$1,583,957	$(2,274,479)	$4,766,444	$(9,261,880)	$2,045,825		$—	$8,843,424	$137,677

*	The Fund recognizes transfers in and transfers out at the beginning of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuations inputs Level 3 investments as of December 31, 2013, are as follows:

Description	Fair Value at 12/31/13	Valuation Techniques*	Unobservable Input	Range
Asset-Backed Securities	$ 3,869,947	Third-party Broker	Broker Quotes	$99.999 to 100.006
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Securities Collateral Strip Rate Securities)	$3,713,666	Third-party Vendor	Vendor Prices	$1.033 to $3.887
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Securities)	$ 1,259,811	Third-party Vendor	Vendor Prices	$22.694
Corporate Bonds	$ 0	Third-party Broker	Broker Quote	$0

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the third-party brokers and vendors using the valuation process described above.

TCW Strategic Income Fund, Inc.

December 31, 2013

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent from the Pricing Committee in accordance with procedures established by the Board of Directors, and under the general oversight of the Board of Directors. The Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Fund’s President, Chief Compliance Officer and members of TCW Mutual Fund Administration, Legal and Compliance Departments as well as alternate members as may be designated from time to time. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification. Dividends received from real estate investments trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gains.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly based on the managed distribution plan (the “Plan”) which was in effect during 2013. Under the Plan, the Fund distributes a cash dividend equal to 7% of the Fund’s net asset value on an annualized basis. Effective January 1, 2014, the Fund ended the managed distribution policy and implemented a new net investment income-based distribution policy. This new policy has a stated goal of providing dependable, but not assured, quarterly distributions out of the Fund’s accumulated net investment income and/or other sources subject to the requirements of the Investment Company Act of 1940 and Sub-chapter M of the Internal Revenue Code. The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized for defaults or write-off on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

For the year ended December 31, 2013, the Fund held derivatives and had transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (1)	$665,395	$—	$665,395

Total Value	$665,395	$—	$665,395

Statement of Operations:
Realized Gain on:
Futures Contracts	$5,866,760	$180,281	$6,047,041

Total Realized Gain	$5,866,760	$180,281	$6,047,041

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$763,092	$(25,952)	$737,140

Total Change in Appreciation (Depreciation)	$763,092	$(25,952)	$737,140

Notional Amounts(2)
Futures Contracts	58	21	79

(1)	Includes cumulative appreciation of futures contracts as reported in the Schedule of Investments. Only variation margin on December 31, 2013 is reported within the Statement of Assets and Liabilities.
(2)	Amounts disclosed represent average number of contracts, which are representative of the volume traded during the year-ended December 31, 2013.

Counterparty Credit Risk:    A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on Over-the-Counter (OTC) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset

TCW Strategic Income Fund, Inc.

December 31, 2013

with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses in the Statement of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund’s master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2013:

Counterparty	Gross Assets Subject to Master Agreements	Collateral Received		Assets / (Liabilities) Available for Offset	Net Amount of Assets (1)
State Street Bank & Trust Co.	$100,987	$(100,987	) (2)	$—	$—
(1)	Represents the net amount receivable from the counterparty in the event of default.
(2)	Collateral with a value of $104,124 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Futures Contracts:    The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used the S&P Futures to gain exposure to the equity market. The Fund also utilized Treasury futures during the year to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2013 are listed in the Fund’s Schedule of Investments.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference

TCW Strategic Income Fund, Inc.

December 31, 2013

entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2013, the Fund did not enter into such agreements.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

(including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund segregates cash or securities in the amount or value at least equal to the amount of these transactions.

Repurchase Agreements:    The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreements (“MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Security Lending:    The Fund may lend its portfolio securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2013.

Note 2 — Risk Considerations

Market Risk:    Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

TCW Strategic Income Fund, Inc.

December 31, 2013

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with growth of the fixed income markets, may increase liquidity risk with respect to the Fund’s investments in fixed income securities. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. Certain investments may be difficult to value and their values may be more volatile due to liquidity risk.

Interest Rate Risk:    The value of the Fund’s investments fluctuates in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Interest rates currently are at, or near, historic lows. Following the financial crisis that began in 2007, the Federal Reserve Board (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve raises the federal funds rate and “tapers” Quantitative Easing, there is a risk that interest rates will rise, which could cause the Fund to lose money. These policy changes may also expose fixed income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase and can negatively impact fund performance. This effect may be magnified in a rising interest rate environment. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Risk Considerations (Continued)

Credit Risk:    The value of the Fund’s investments may also decline in response to events affecting the issuer, its credit rating and the broader financial system. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The Fund may invest a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Fund’s Statement of Assets and Liabilities.

Note 3 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2013, the Fund had total loss carry forward for federal income tax purposes of $9,786,243 which will expire in 2018.

For the year ended December 31, 2013, the Fund distributed, on a tax basis, $18,690,880 of ordinary income. For the previous year ended December 31, 2012, the Fund distributed, on a tax basis, $26,004,198 of ordinary income. The Fund had no undistributed ordinary income at December 31, 2013, or December 31, 2012, on a tax basis.

TCW Strategic Income Fund, Inc.

December 31, 2013

At December 31, 2013, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$26,830,407
Unrealized (depreciation)	(4,834,336)

Net unrealized appreciation	$21,996,071

Cost of investments for federal income tax purposes	$263,265,132

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2013:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$3,974,011
Accumulated Net Realized Loss on Investments	$(3,974,011)

The Fund did not have any unrecognized tax benefits at December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 4 — Investment Advisory and Service Fees

As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund’s Board of Directors, a portion of the Advisor’s costs associated in support of the Fund’s Rule 38a-1 compliance obligations, which is included in the Statement of Operations as Compliance Expense.

Note 5 — Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $103,555,225 and $106,518,895, respectively for non-U.S. Government Securities and aggregated $0 and $7,173,733, respectively, for U.S. Government Securities.

Note 6 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $114,485 from the Fund for the year ended December 31, 2013. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred are recorded on the Fund’s books as other liabilities. Deferred compensation is included within directors’ fees and expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor.

Note 7 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at December 31, 2013.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 8 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.10%. There is also an annual commitment fee of $35,000. The average daily loan balance during the period for which loans were outstanding amounted to $20,990,975, and the weighted average interest rate was 1.33%. Interest expense on the line of credit was $316,295 for year ended December 31, 2013. The maximum outstanding loan balance during the year ended December 31, 2013 was $34,051,000.

Note 9 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by the Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 10 — Recently Issued Accounting Pronouncement

On June 7, 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

Note 11 — Subsequent Events

Effective December 31, 2013, Charles W. Baldiswieler resigned as Director, President and Chief Executive Officer of the Fund. Following Mr. Baldiswieler’s resignation, David S. DeVito was appointed President and Chief Executive Officer of the Fund and resigned as Treasurer and Chief Financial Officer of the Fund. In addition, David B. Lippman was appointed a Director of the Fund and Richard Villa was appointed Treasurer and Chief Financial Officer of the Fund.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value Per Share, Beginning of Year	$5.60	$4.94	$5.52	$4.77	$3.64

Income from Operations:
Net Investment Income (1)	0.31	0.43	0.54	0.90	0.78
Net Realized and Unrealized Gain (Loss) on Investments	0.30	0.78	(0.23)	0.47	0.86

Total from Investment Operations	0.61	1.21	0.31	1.37	1.64

Less Distributions:
Distributions from Net Investment Income	(0.39)	(0.55)	(0.89)	(0.62)	(0.51)

Net Asset Value Per Share, End of Year	$5.82	$5.60	$4.94	$5.52	$4.77

Market Value Per Share, End of Year	$5.34	$5.36	$4.85	$5.22	$4.37

Total Investment Return (2)	6.92%	22.20%	10.54%	34.54%	60.97%
Net Asset Value Total Return (3)	11.19%	24.95%	5.50%	29.53%	46.61%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$277,337	$266,798	$235,227	$262,582	$227,310
Ratio of Expenses Before Interest Expense to Average Net Assets	0.91%	1.03%	0.98%	1.00%	1.12%
Ratio of Interest Expense to Average Net Assets	0.11%	0.21%	0.27%	0.19%	0.34%
Ratio of Total Expenses to Average Net Assets	1.02%	1.24%	1.26%	1.19%	1.47%
Ratio of Net Investment Income to Average Net Assets	5.25%	7.88%	9.58%	16.67%	18.62%
Portfolio Turnover Rate	34.97%	35.09%	39.63%	49.30%	30.31%

(1)	Computed using average shares outstanding throughout the year.
(2)	Based on market price per share, adjusted for reinvestment of distributions.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Strategic Income Fund, Inc.

Los Angeles, California

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financials highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

February 14, 2014

TCW Strategic Income Fund, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 14, 2013.

TCW Strategic Income Fund, Inc.

Report of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 17, 2013. At the meeting, the following matter was submitted to a shareholder vote: (i) the election of Charles W. Baldiswieler, Samuel P. Bell, David S. DeVito, John A. Gavin, Patrick C. Haden, Janet E. Kerr, Peter McMillan, Charles A. Parker, Victoria B. Rogers and Andrew Tarica as Directors to serve until their successors are elected and qualify. Each nominee was elected with Mr. Baldiswieler receiving 40,076,294 affirmative votes and 913,112 votes withheld, Mr. Bell receiving 40,326,606 affirmative votes and 662,800 votes withheld, Mr. DeVito receiving 39,150,051 affirmative votes and 1,839,355 votes withheld, Mr. Gavin receiving 40,056,209 affirmative votes and 933,197 votes withheld, Mr. Haden receiving 38,811,783 affirmative votes and 2,177,623 votes withheld, Ms. Kerr receiving 40,361,081 affirmative votes and 628,326 votes withheld, Mr. McMillan receiving 40,081,255 affirmative votes and 908,151 votes withheld, Mr. Parker receiving 40,049,296 affirmative votes and 940,110 votes withheld, Ms. Rogers receiving 40,304,343 affirmative votes and 685,064 votes withheld and Mr. Tarica receiving 40,079,584 affirmative votes and 909,822 votes withheld. 47,686,957 shares were outstanding on the record date of the meeting and 40,989,407 shares entitled to vote with respect to proposal (i) were present in person or proxy at the meeting.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net assets value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #30170, College Station, TX 77842-3170, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

Effective January 1, 2014, the Fund implemented a net investment income-based distribution policy. This policy has a stated goal of providing dependable, but not assured quarterly distributions out of the Fund’s accumulated net investment income and/or other sources subject to the requirements of the Investment Company Act of 1940 and Sub-chapter M of the Internal Revenue Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Fund designates 0% of the dividend paid as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2013.

The dividend received deduction percentage for the Fund’s corporate shareholders was 0% for the fiscal year ended December 31, 2013.

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2014, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of ten directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Fund (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (77)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor.	Point 360 (post production services) and TCW Funds, Inc. (mutual fund with 21 series).
John A. Gavin (82)	Mr. Gavin has served as a director of the Fund since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Hotchkis and Wiley Funds (mutual fund with 5 series) and TCW Funds, Inc. (mutual fund with 21 series).
Patrick C. Haden (61) Chairman	Mr. Haden has served as a director of the Fund since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Funds, Inc. (mutual fund with 21 series).
Janet E. Kerr (59)	Ms. Kerr has served as a director of the Fund since August 2010.	Professor Emeritus and Founder of the Palmer Center for Entrepreneurship and the Law, Pepperdine Law School; Chief Strategy Officer of Exemplify, Inc. (technology knowledge management company).	La-Z-Boy Furniture Incorporated (residential furniture producer), Tilly’s (a retailer of apparel and accessories), and TCW Funds, Inc. (mutual fund with 21 series).
Peter McMillan (56)	Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder and Managing
Partner, Willowbrook
Capital Group, LLC
(investment advisory firm);
Co-founder and Executive
Vice President of KBS
Capital Advisors (a
manager of real estate
investment trusts) and Co-
Founder, Managing Partner
and Chief Investment
Officer of Temescal Canyon
Partners (investment
		advisory firm).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual funds with 9 series) and TCW Funds, Inc. (mutual fund with 21 series).
Charles A. Parker (79)	Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado) and TCW Funds, Inc. (mutual fund with 21 series).
Victoria B. Rogers (52)	Ms. Rogers has served as a director of the Fund since October 2011.	President, the Rose Hills Foundation.	TCW Funds, Inc. (mutual fund with 21 series) and Causeway Capital Management Trust (mutual fund with 5 series).
Andrew Tarica (55)	Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company) and Employee, Concept Capital.	Metropolitan West Funds (mutual fund with 9 series) and TCW Funds, Inc. (mutual fund with 21 series).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Interested Directors

Each of these directors are “interested persons” of the Fund as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David S. DeVito (51) President and Chief Executive Officer	Mr. DeVito has served as a director of the Fund since January 2008, and as President and Chief Executive Officer since January 2014.	Executive Vice President
and Chief Operating
Officer, the Advisor, The
TCW Group, Inc., Trust
Company of the West and
TCW Asset Management
Company; President and
Chief Executive Officer,
TCW Funds, Inc.;
Treasurer and Chief
Financial Officer,
		Metropolitan West Funds.	TCW Funds, Inc. (a mutual fund with 21 series).
David B. Lippman (55)	Mr. Lippman has served as a director of the Fund since February 2014.	Chief Executive Officer,
The TCW Group, Inc.;
Chief Executive Officer
and President, the
Advisor, TCW Asset
Management Company,
Trust Company of the
West, and Metropolitan
West Asset Management
LLC; President and
Principal Executive
Officer, Metropolitan
		West Funds.	None.

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (58)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Funds, Inc.
Meredith S. Jackson (54)*	Senior Vice President, General Counsel and Secretary and Interim Chief Compliance Officer	Executive Vice President, General
Counsel and Secretary, the Advisor,
The TCW Group Inc., Trust Company
of the West, TCW Asset Management
Company and Metropolitan West
Asset Management LLC; Senior Vice
President, General Counsel,
Secretary, TCW Funds, Inc. and
Metropolitan West Funds. Previously,
Partner and Chair of the Debt Finance
Practice Group, Irell & Manella (law
firm) (1999 – January 2013).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name and Address	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Richard Villa (49)*	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management LLC and TCW Funds, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management LLC and the Advisor, is Assistant Treasurer of the Fund, Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management LLC and the Advisor, is Assistant Secretary of the Fund, and Jon-Luc Dupuy, Vice President and Senior Counsel for State Street Corporation’s Legal Administration Group, is Assistant Secretary of the Fund.

TCW
TCW Strategic Income Fund, Inc.
865 South Figueroa Street
Los Angeles, California 90017
866 227 8179
www.TCW.com
Investment Advisor
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
Transfer Agent, Dividend Reinvestment and
Disbursement Agent and Registrar
Computershare
P.O. Box #30170
College Station, TX 77842-3170
Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
350 South Grand Avenue
Los Angeles, California 90071
Custodian & Administrator
State Street Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Directors
Samuel P. Bell
Director
David S. DeVito
Director, President, and Chief Executive Officer
John A. Gavin
Director
Patrick C. Haden
Director, Chairman
Janet E. Kerr
Director
David B. Lippman
Director
Peter McMillan
Director
Charles A. Parker
Director
Victoria B. Rogers
Director
Andrew Tarica
Director
Officers
Meredith S. Jackson
Senior Vice President, General Counsel,
Secretary and Interim Chief Compliance Officer
Richard Villa
Treasurer, and Principal Financial
and Accounting Officer
Peter A. Brown
Senior Vice President
George N. Winn
Assistant Treasurer
Patrick Dennis
Assistant Secretary
Jon-Luc Dupuy
Assistant Secretary
TSIart9445 2/3/14

Item 2.	Code of Ethics

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The registrant has made certain non-material changes to its code of ethics.

(d)	The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)(1)	The registrant’s Board of Directors (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”
(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2013	2012
$83,000	$83,000

(b) Audit-Related Fees

For the fiscal years December 31, 2013 and December 31, 2012, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were:

2013	2012
$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2013	2012
$5,250	$5,250

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by Deloitte to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2013	2012
$0	$0

(e) (1) The registrant’s Audit Committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent directors, are:

Samuel P. Bell
John A. Gavin
Patrick C. Haden
Janet E. Kerr
Peter McMillan
Charles A. Parker
Victoria B. Rogers
Andrew Tarica

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Mitch Flack	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager, partner and a mortgage specialist with Metropolitan West Asset Management Company, LLC prior to December 2009.

Stephen Kane	Portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager, founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Laird R. Landmann	President, Metropolitan West Asset Management, LLC, portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager and a founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Tad Rivelle	Portfolio manager, Group Managing Director, and Chief Investment Officer - High Grade Fixed Income, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC prior to December 2009.

Bryan Whalen	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager and a partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

The foregoing information regarding the registrant’s portfolio managers is as of February 14, 2014.

(2)	Other Accounts Managed as of December 31, 2013 in millions

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	4	$42,280	28	$7,312	30	$19,981	N/A	N/A	26	$4,202	1	$1,831
Stephen Kane	32	$47,106	42	$4,429	197	$19,981	N/A	N/A	30	$3,805	4	$1,831
Laird Landmann	30	$42,292	37	$6,579	194	$19,893	N/A	N/A	29	$3,805	4	$1,831
Tad Rivelle	30	$47,106	35	$4,429	197	$19,981	N/A	N/A	29	$3,805	4	$1,831
Bryan Whalen	4	$8,040	34	$4,792	35	$8,173	N/A	N/A	28	$3,559	2	$372

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the registrant), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the registrant. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the registrant.

(3)	Portfolio Manager Compensation

The overall objective of TCW Investment Management Company’s (“Advisor”) compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Advisor or one of the other TCW Advisors (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2014 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the Advisor’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2014 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

In connection with a recent change of control of the Advisor’s parent company, the Advisor made certain material changes to its portfolio manager compensation plan. The foregoing information regarding the registrant’s portfolio managers’ compensation incorporates those changes and is effective as of February 14, 2014.

(4) Share Ownership in Registrant as of December 31, 2013

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Stephen Kane							X
Laird Landmann	X
Tad Rivelle							X
Bryan Whalen					X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  None

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith

(a)(2) EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c) EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	February 20, 2014

By (Signature and Title)
/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	February 20, 2014